Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

MINISTERIO
DE TRABAJO
Y ECONOMÍA SOCIAL

SERVICIO PÚBLICO DE EMPLEO ESTATAL | SEPE

FONDO SOCIAL EUROPEO
El FSE invierte en tu futuro

INDEFINITE EMPLOYMENT CONTRACT

COMPANY DATA

CIF/NIF/NIE [*****]		
D./DÑA. DANILA CRISTINA, PISATI	NIF/NIE [*****]	IN CONCEPT OF (1) ADMINISTRATOR
NAME OR BUSINESS NAME OF THE COMPANY EALIXIR HISPANIA, S.L.U.	REGISTERED OFFICE CLRambla Catalunya621 1A	
COUNTRY SPAIN 724	MUNICIPALITY BARCELONA	C. POSTCARD 08000

CONTRIBUTION ACCOUNT DETAILS

REGIME	CODE. PROV.	NUMBER	DIG. CONTR.	ECONOMIC ACTIVITY
0111			00	

WORKPLACE DATA

COUNTRY		MUNICIPALITY	
SPAIN	724	BARCELONA	08019

DATA OF THE WORKER

D./DÑA. PISATI, DANILA CRISTINA	NIF/NIE [*****]	DATE OF BIRTH [*****]
Nº AFFILIATION S. S. [*****]	TRAINING LEVEL	NATIONALITY ITALY 380
MUNICIPALITY OF DOMICILE [*****] [*****]	COUNTRY OF DOMICILE [*****] [*****]	

with the legal assistance, where appropriate, of D./Dña.con________NIF./NIE.___________, as (2)_________________________.

DECLARE

That they meet the requirements for the conclusion of this contract and, consequently, agree to formalize it in accordance with the following:

CLAUSES

FIRST: The worker will provide his services as (3),_________________________included in the professional group of__________, for the performance of the functions (4) of his job in accordance with the professional classification system in force in the company.
In the work center located in (street, nº and locality) CL RAMBLA ATALUNYA, 62 1º 1A, BARCELONA.

☐ AT A DISTANCE, at the address located in (street, nº and locality)...
....

SECOND: The contract is agreed to carry out discontinuous periodic work consisting of(5) the intermittent cyclical activity of (6)_______whose duration will be (7)

The estimated duration of the activity will be (8)__________________. Workers shall be called in the order and manner determined in the Collective Agreement__________________. The estimated working day within the period of activity will be hours (9)________________________and the hourly distribution will be

If the sectoral collective agreement allows discontinuous fixed contracts to use the part-time modality, please indicate whether welcomes the same SI ☐ NO ☒
.... THIRD: The working day will be:

☒ **Full-time:** the working day will be 40____________________hours a week, provided from Monday to Friday___, with the breaks established legally or conventionally (10).

☐ **Part-time:** the ordinary working day____shall be hours per day, per week, per month ☐, per ☐ year (10) ☐ ☐
this working day being less than that of a comparable full-time worker (11).

The distribution of working time shall be (12) in accordance with the provisions___________of the collective agreement.

In the case of part-time working hours, indicate whether or not there is an agreement on the performance of additional hours (13): ☐
YES NO

FOURTH: The duration of this contract will be INDEFINITE, starting the employment relationship on 01/10/18 and a trial period of (14) there is no trial period.

FIFTH: The worker will receive a total remuneration of 24,000.- euros Net (15) Annual that will be distributed in the following salary concepts (16) base salary and established salary supplements.

SIXTH: The duration of the annual leave shall be (17) 30 days.

SEVENTH: In what is not foreseen in this contract, it will be to the current legislation that results from the application, and particularly, the Estatuto of the Workers, approved by the Royal Legislative Decree 2/2015, of 23 October (BOE of 24 October) and in the Collective Agreement of________________________.

EIGHTH: This contract is formalized under the modality of relief contract: YES NOThe/the ☐ worker: ☒

Who is unemployed and registered as a plaintiff in the Public Employment Service of

☐ That you have concluded with the company a fixed-term contract that was registered in the Public Service of Employment of_____________, with the dated number The

representative of the Company:

That the worker of the company, D./Dña.nacer_____________________/a,__________________who provides his services in the work center located in (street, nº and locality) CL RAMBLA ATALUNYA, 62 1º 1A , BARCELONA__________, with the profession of____________ ____, included in the group/labor/level/professional________, in accordance with the professional classification system in force in the company that reduces your ordinary working day and your salary in one ____(18), for accessing the situation of partial retirement, regulated in Royal Decree-Law 5/2013 of March 15 has signed with date____and up_____________________________to the corresponding part-time employment contract registered with the Public Employment Service with the number and date .

NINTH: THIS CONTRACT MAY BE CO-FINANCED BY THE EUROPEAN SOCIAL FUND.

TENTH: The content of this contract will be communicated to the Public__________________________________Employment Service , within 10 days of its conclusion.

ELEVENTH: DATA PROTECTION.- The data contained in this model will have the protection derived from Regulation (EU) 2016/679 of the European Parliament, of April 27, 2016 and Of the Organic Law 3/2018, of December 5 (BOE of 6 of December).

(1) Director, Manager, etc.

(2) Father, mother, guardian or person or institution that is in charge of it.

(3) Indicate the professional group or professional level that corresponds, according to the professional classification system in force in the company.

(4) Indicate profession. The functions can be all those of the professional group or only some of them.

(5) Indicate the professional activity to be carried out by the worker.

(6) Indicate the discontinuous or seasonal fixed activity of the company and its duration.

(7) Indicate the duration of the activity to be carried out by the worker.

(8) Daily, weekly, monthly or annual. Detail Agreement.

(9) Indicate the number of hours according to the collective agreement for full-time, legal maximum or full-time worker.

(10) Indicate the worker's working day.

(11) "Comparable full-time worker" means a full-time worker of the same undertaking and establishment, with the same type of employment contract and performing identical or similar work. If there is no comparable full-time worker in the company, the full-time working day provided for in the applicable collective agreement or, failing that, the legal maximum working day shall be considered.

(12) Indicate the distribution of working time according to the collective agreement.

(13) Indicate what is appropriate and if so, attach the annex if there are additional hours.

(14) Respecting the provisions of art. 14.1 of the Consolidated Text of the Law of the Statute of the Workers, approved by Royal Legislative Decree 2/2015, of 23 October (BOE of 24 October).

(15) Daily, weekly, monthly or annual.

(16) Base salary, salary supplements, bonuses.

(17) Minimum: 30 calendar days .

(18) A minimum of 25% and a maximum of 75%

That the INDEFINITE CONTRACT that is concluded (check the corresponding box) is made with the following specific clauses:

X	INDEFINITE ORDINÁRIO WITH OR WITHOUT REDUCTION OF QUOTAS.	Page 4
☐	OF PEOPLE WITH DISABILITIES.	Page 5
☐	OF PEOPLE WITH DISABILITIES IN SPECIAL EMPLOYMENT CENTERS.	Page 6
☐	OF PEOPLE WITH DISABILITIES FROM WORK ENCLAVES.	Page 7
☐	OF LONG-TERM UNEMPLOYED PEOPLE.	Page 8
☐	OF WORKERS IN SITUATIONS OF SOCIAL EXCLUSION, VICTIMS OF GENDER VIOLENCE, DOMESTIC, VICTIMS OF TERRORISM OR VICTIMS OF TRAFFICKING IN HUMAN BEINGS.	Page 9
☐	OF EXCLUDED IN INSERTION COMPANIES .	Page 10
☐	OF FAMILY MEMBER OF THE SELF-EMPLOYED WORKER.	Page 11
☐	OF PEOPLE OVER 52 YEARS OF AGE WHO ARE BENEFICIARIES OF UNEMPLOYMENT BENEFITS.	Page 12
☐	FROM A CONTRACT FOR ETT'S TRAINING AND APPRENTICESHIP .	Page 13
☐	FROM AN INTERNSHIP CONTRACT OF ETT.	Page 14
☐	OF THE SERVICE OF THE FAMILY HOME .	Page 15
☐	OTHER SITUATIONS.	Page 16
☐	CONVERSION OF TEMPORARY CONTRACT INTO INDEFINITE CONTRACT.	Page 17

and meets the requirements of the regulatory standard.

MINISTERIO
DE TRABAJO
Y ECONOMÍA SOCIAL

SERVICIO PÚBLICO DE EMPLEO ESTATAL | SEPE

[X] **NO SPECIFIC CLAUSES (ORDINARY)**

X	FULL-TIME
	DISCONTINUOUS FIXED
	PART-TIME

CONTRACT CODE

1	0	0	
2	0	0	
3	0	0	

ADDITIONAL CLAUSES

And for the record, this contract is extended in triplicate copy in the place and date indicated below, signed by the interested parties. In

BARCELONAa October 01 , 2018

The Worker/aThe	representative of the Company	The legal representative of the minor, if applicable

*IMPORTANT
(ALL PAGES COMPLETED OF THIS CONTRACT MUST BE SIGNED IN THE LEFT MARGIN FOR GREATER LEGAL CERTAINTY)